Item 1: Report to Shareholders

New Horizons Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. equities made little headway in the first half of 2005. Most major market indices were either flat or slightly negative. Despite signs of a steady economic recovery and few signs of inflation, rising energy prices, higher short-term interest rates, and pockets of global weakness dampened investor enthusiasm. The small-cap Russell 2000 Index posted a -1.25% return for the six-month period compared with -0.81% for the large-cap dominated Standard & Poor’s 500 Stock Index. Small-cap issues lagged behind large-caps during the first quarter but surpassed them in the latter part of the second quarter when the market rebounded from its late April lows.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
New Horizons Fund	3.21%	13.37%
Russell 2000 Growth Index	-3.58	4.29
Russell 2000 Index	-1.25	9.45
Lipper Small-Cap Growth
Funds Index	-1.21	5.83
S&P 500 Stock Index	-0.81	6.32

Your fund rose 3.21% in the six months, outperforming the 1.25% decline in the Russell 2000, the 3.58% decline in the Russell 2000 Growth Index, as well as the 0.81% decline in the S&P 500. As shown in the accompanying Performance Comparison table, the fund’s performance also outpaced peer returns as measured by the Lipper Small-Cap Growth Funds Index. Your fund was able to outperform the indices thanks to generally strong performance from many top holdings, as well as an overweighting in the consumer discretionary and telecommunications sectors. Even so, growth stocks, which your fund’s investment program emphasizes, lagged the overall market in the period. One encouraging development was that in the May-June rally, growth stocks began to show relative strength. For the 12-month period, your fund’s very strong return far surpassed the indices and peer group performance.

MARKET ENVIRONMENT

After strong fourth-quarter returns, stocks struggled during the first half of the year. Investors seemed preoccupied with higher interest rates, rising oil prices, and signs of global weakness, ignoring economic data indicating the economic recovery remained strong with no signs of inflation. Although the Federal Reserve Open Market Committee steadily raised short-term rates to 3.25%, the policy-setting group was unable to move long-term rates, which actually ended the period lower than they were a year ago. With low mortgage rates, the housing market maintained its buoyancy and was a strong contributor to the economy’s healthy overall growth.

SMALL-CAP VS. LARGE-CAP STOCK RETURNS

	12/31/90-	12/31/93-	6/30/99-	3/31/99-	6/30/04-
	12/31/93	6/30/99	6/30/05	6/30/05*	6/30/05
Russell 2000 Index	105.58%	91.45%	50.88%	74.35%	9.45%
S&P 500 Stock Index	54.56	230.31	-4.90	1.18	6.32
* Current period of small-cap outperformance.

The key question facing small-cap stock investors at this stage is how long can small-cap outperformance continue? Small caps have now outperformed for over six years and seem likely to continue to lead the market in the near term if stock prices continue their recent gains. The small-cap growth segment, having underperformed small-cap value for most of the past five years, appears attractively valued and should perform well in a healthy economic environment of continued overall corporate earnings growth.

SMALL-CAP STOCK RETURNS

Periods Ended 6/30/05	6 Months	12 Months
Russell 2000 Index	-1.25%	9.45%
Russell 2000 Growth Index	-3.58	4.29
Russell 2000 Value Index	0.90	14.39

PORTFOLIO REVIEW

Our holdings in consumer discretionary, wireless telecommunications, health care, and energy equipment services contributed to the first-half performance. Our financials and information technology holdings were the biggest laggards.

Low interest rates and a strong real estate market continue to bolster consumer confidence and spending. A beneficiary of these positive consumer trends is the homebuilding industry and our positions in Toll Brothers and Ryland Group. Toll Brothers, the fund’s best absolute contributor, serves the luxury home market and continues to see strong home construction orders. Ryland Group, a nationwide builder of moderately priced homes, also was one of the fund’s top 10 contributors. The Fed’s interest rate hikes have had surprisingly little effect on mortgages rates, and we anticipate continued solid performance from our homebuilders. Other strong consumer holdings include Panera Bread, a fast-growing national bakery-café chain benefiting from speed and quality initiatives, and O’Reilly Automotive, a leading auto parts retailer with an extensive network of outlets throughout the Midwest and South. Gaming company Station Casinos, which operates a number of casinos in the Las Vegas market, has done exceptionally well in the past six months. (Please see the financial statements of this report for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Telecommunications has been a very good investment for the fund over the last several years and was the best-performing sector again in the first half. Though our overall weighting in telecommunications services is small, we maintain a few large positions. Wireless providers NII Holdings and Nextel Partners, which carry the Nextel brand in Latin America and medium-sized and rural U.S. markets, respectively, were key performers. Impressive subscriber growth with the help of Nextel’s Nationwide Direct Connect service benefited these holdings. In addition, companies leveraged to the wireless industry, such as tower company Crown Castle International, gained.

Our health care holdings contributed well in absolute and relative terms, led by health care services and providers. Efforts to control costs and maximize efficiencies helped the fund’s health care service companies, including longtime holding Henry Schein, a dental and medical products distributor; DaVita, the nation’s largest independent operator of dialysis centers; Omnicare, a pharmaceutical distributor to senior citizens; Coventry Health Care, a fast-growing managed care provider; and Community Health Systems, a leading operator of general acute care hospitals in non-urban markets. Omnicare and DaVita were top 10 absolute contributors and have pending acquisitions that will increase their already large market shares in their respective businesses. Despite a weak first quarter, a number of our biotechnology companies turned in solid second-quarter performances. Positive data at mid-year medical meetings boosted the biotech industry and standouts in our portfolio included Momenta Pharmaceuticals and Decode Genetics.

As oil prices surged above $60 late in the June quarter, energy stocks rose strongly as well. A number of our energy equipment and services companies, such as drill pipe manufacturer Grant Prideco and contract drilling company Helmerich & Payne, posted solid performances.

Financials were especially weak in the first quarter as thrifts, banks, and financial services firms declined on interest rate concerns. The second quarter provided a better environment and performance for financials. Positive performance in the equity market benefited capital markets stocks and real estate continued to perform well, but financials still ended the first half in negative territory. Four of our 10 worst absolute contributors were in financials—UCBH Holdings, CapitalSource, trust bank Investors Financial, and First Marblehead. UCBH Holdings, a regional bank serving the ethnic Chinese markets in California, declined over concerns of net interest margin compression with the flattening yield curve. Small- to medium-sized commercial lender CapitalSource was weak as investors feared credit quality was deteriorating. Private student lending company First Marblehead declined on fears of increased competition but remains well positioned for further growth.

Despite a stronger May and June, technology stocks lagged the overall market for the first half of 2005. Earnings reports generally remained strong, and we continue to find attractive opportunities in the sector’s weakness. Over the first half, computers and peripherals, technology equipment, semiconductors, and software names were weak. Notable fund laggards included software stocks Altiris and Kronos, both of which were top 10 absolute detractors. Altiris declined following an earnings miss, and we added to our position on weakness, viewing the company as a leader in the management of information technology resources. The slowing upgrade cycle for Kronos’ integrated labor management system weighed on the stock and we trimmed our position. Semiconductors, such as Semtech, AMIS Holdings, and Cabot Microelectronics, lagged in the first half but showed signs of improvement in the second quarter. Inventories of semiconductors shrunk, suggesting that the environment for the semiconductor industry is improving and underlying demand will drive the market. Bright spots among our information technology holdings included electronic payments processors—Certegy and Global Payments—and human relations services provider TALX, which has become a leader in employment and income verifications and outsourced unemployment cost control. ADTRAN, which supplies high-speed network access products for digital telecommunications, also reported solid results, in large part due to growth in the digital subscriber line (DSL) market.

SECTOR DIVERSIFICATION

	6/30/04	12/31/04	6/30/05
Consumer
Discretionary	26.0%	27.3%	28.1%
Information
Technology	21.5	22.1	21.5
Health Care	21.1	20.0	20.0
Industrials and
Business Services	11.9	10.8	11.4
Financials	8.2	9.2	6.9
Energy	5.2	5.3	5.4
Telecommunication
Services	4.2	3.8	4.9
Materials	1.2	1.4	0.6
Consumer Staples	0.3	0.0	0.0
Other and Reserves	0.4	0.1	1.2
Total	100.0%	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

As you can see in the table, our sector allocations changed only modestly since the beginning of the year. Most changes in the percentages reflected market fluctuations rather than major purchases or sales. Our largest sector weighting increase was in telecommunications services as we added to our existing holding in Crown Castle and a handful of new wireless names. The most notable reduction was financials due to the elimination of our position in Radian Group. Our top four sectors remained the same and represent more than 70% of the fund’s holdings.

During the past six months, we added broadly to our technology holdings—semiconductors, electrical equipment, and Internet. Navteq and Cymer were two of our top three purchases. Navteq, a provider of information for computer mapping and navigation systems, was a spin-off from Royal Phillips Electronics and had its initial public offering (IPO) in August 2004. The company is well run and has gained significant market share with above-average operating margins. Semiconductor components company Cymer maintains good pricing power, as its premium-priced products are a growing part of its product mix. The company also has a stable, recurring business in services and parts that helps balance against traditional semiconductor cycles. In addition, we added a number of new names in the industrials and business services area including Korn/Ferry International, the worldwide executive recruiter, and Navigant Consulting, a firm that provides litigation, financial services, health care, energy, and operational consulting services to government agencies, law firms, and large companies in the United States.

Sales were more company-specific in the period, though we did trim some cyclical names in energy and materials, which were strong performers since the beginning of the economic recovery. Steel Dynamics represented a unique cyclical growth opportunity, as the steel market recovered from one of the worst downturns in the industry’s history. The company remained consistently profitable, even in the downturn, and the rise in steel prices provided a strong cyclical lift to earnings. We eliminated our position as the cycle played out well. Additionally, we sold off our holdings in acquisition targets Western Wireless (acquired by Alltel) and United Defense (acquired by BAE Systems), and we reduced our holdings in Macromedia (being acquired by Adobe Systems). The growth characteristics of Radian, a mortgage insurance and financial guaranty provider, have slowed and we eliminated our position.

OUTLOOK

We remain optimistic on the economy and the prospects for the financial markets. Thanks to strong consumer spending and rising business spending, economic growth remains quite strong over three years into a recovery and continues to prove the doubters wrong. There are potential impediments to these good economic conditions: an unexpected pickup in inflation, a more pronounced effect of higher commodity prices (despite recent declines) on slowing the economy, and heightened fears of geopolitical uncertainty and terrorism. However, we expect the positives to continue to outweigh the potential negatives as inflation appears in check, Fed interest rate hikes are most likely nearing an end, and the financial markets are carrying on with a “business as usual” attitude in spite of recent terrorist attacks.

Given this market environment, we remain constructive on small-caps and on small-cap growth, in particular. As we have mentioned in our last two reports, small-caps will eventually cede their market leadership to large-caps, and we acknowledge that the current small-cap outperformance cycle has persisted longer than the average of five years for past cycles. However, valuations of small-caps compared to large are reasonable. With the continued strength in the U.S. economy (an environment that allows small-cap companies to thrive), we expect good performance from small-caps in a positive equity market.

Note: The fund’s P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund’s investment manager at each quarter-end.

Within the small-cap market, value stocks have dominated during the last five years, leaving growth stocks attractively valued. In particular, technology stocks have reasonable valuations and improving fundamentals. As we move further through the economic cycle, we expect investors to again focus on companies that generate consistent, above-average earnings growth. The New Horizons Fund P/E ratio (using 12-month forward earnings estimates) relative to that of the S&P 500 Stock Index is 1.49X, or near the upper end of its range over the last 20 years. However, we believe the relative earnings growth of small-cap growth companies—the type that your fund holds—has strengthened and supports further gains in stock prices. We remain optimistic on the near- and longer-term prospects for your fund.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

July 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Apollo Group	4.3%
Toll Brothers	3.0
Henry Schein	2.7
NII Holdings	2.4
Omnicare	2.1
DaVita	2.0
O’Reilly Automotive	1.8
Coventry Health Care	1.5
Laureate	1.3
Ryland Group	1.3
Oshkosh Truck	1.3
Nextel Partners	1.2
Panera Bread	1.2
Roper Industries	1.2
School Specialty	1.2
Actuant	1.2
Station Casinos	1.1
Corporate Executive Board	1.1
PF Chang’s China Bistro	1.0
Legg Mason	0.9
Waste Connections	0.9
Tuesday Morning	0.9
WMS Industries	0.9
Certegy	0.8
Petco	0.8
Total	38.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/05

Best Contributors		Worst Contributors

Toll Brothers	30¢	Altiris	-10¢
NII Holdings	19	Multimedia Games *	8
Panera Bread	14	UCBH Holdings	8
O’Reilly Automotive	13	Able Laboratories *	7
Henry Schein	13	Petco	6
Omnicare	12	CapitalSource	6
Coventry Health Care	11	Investors Financial Services	6
Ryland Group	9	First Marblehead	5
DaVita	8	Kronos	5
Legg Mason	8	Steel Dynamics *	5
Total	137¢	Total	-66¢

12 Months Ended 6/30/05

Best Contributors		Worst Contributors

Toll Brothers	54¢	Multimedia Games *	-19¢
NII Holdings	34	Apollo Group	11
DaVita	21	Altiris	7
Henry Schein	20	SkillSoft	7
Ryland Group	19	Magma Design Automation *	7
Panera Bread	17	Able Laboratories *	6
Coventry Health Care	14	NPS Pharmaceuticals	6
Nextel Partners	13	Maxim Integrated Products	5
O’Reilly Automotive	13	Cephalon	5
Oshkosh Truck	13	Neurocrine Biosciences	5
Total	218¢	Total	-78¢

* Position eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/05	1 Year	5 Years	10 Years

New Horizons Fund	13.37%	2.84%	11.17%

Russell 2000 Growth Index	4.29	-4.51	5.16

Russell 2000 Index	9.45	5.71	9.90

Lipper Small-Cap Growth Funds Index	5.83	-3.88	8.54

S&P 500 Stock Index	6.32	-2.37	9.94

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW HORIZONS FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$1,032.10	$4.33
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.53	4.31
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.86%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$29.24	$24.80	$16.61	$22.63	$23.89	$27.53

Investment activities
Net investment
income (loss)	(0.09)	(0.18)	(0.15)	(0.17)	(0.17)	(0.13)
Net realized and
unrealized gain (loss)	1.03	4.62	8.34	(5.85)	(0.53)	(0.37)

Total from
investment activities	0.94	4.44	8.19	(6.02)	(0.70)	(0.50)

Distributions
Net realized gain	–	–	–	–	(0.56)	(3.14)

NET ASSET VALUE
End of period	$30.18	$29.24	$24.80	$16.61	$22.63	$23.89

Ratios/Supplemental Data
Total return^	3.21%	17.90%	49.31%	(26.60)%	(2.84)%	(1.86)%
Ratio of total expenses to
average net assets	0.86%†	0.87%	0.91%	0.92%	0.91%	0.88%
Ratio of net investment
income (loss) to average
net assets	(0.61)%†	(0.67)%	(0.75)%	(0.81)%	(0.77)%	(0.51)%
Portfolio turnover rate	22.3%†	25.4%	28.6%	23.7%	27.4%	47.2%
Net assets, end of period
(in millions)	$5,926	$5,741	$4,955	$3,359	$5,583	$6,122

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS & WARRANTS 98.8%

CONSUMER DISCRETIONARY 28.1%
Distributors 0.1%
Source Information Management *	500,000	6,185
		6,185
Diversified Consumer Services 6.5%
Apollo Group, Class A *	3,265,270	255,409
Corinthian Colleges *	200,000	2,554
Education Management *	1,400,000	47,222
Laureate *	1,650,000	78,969
		384,154
Hotels, Restaurants & Leisure 5.8%
BJ's Restaurants *	500,000	10,170
Great Wolf Resorts *	281,500	5,754
Orient-Express, Class A	350,000	11,084
Panera Bread, Class A *	1,150,000	71,398
PF Chang's China Bistro *	1,000,000	58,980
Rare Hospitality International *	1,197,300	36,482
Sonic *	950,000	29,003
Station Casinos	1,000,000	66,400
Texas Roadhouse, Class A *	77,000	2,676
WMS Industries *	1,500,000	50,625
		342,572
Household Durables 4.7%
Ryland Group	1,000,000	75,870
Toll Brothers *	1,775,000	180,251
Yankee Candle Company	700,000	22,470
		278,591
Internet & Catalog Retail 0.4%
Blue Nile *	150,000	4,904
Overstock.com *	150,000	5,340
priceline.com *	540,000	12,598
		22,842
Leisure Equipment & Products 0.0%
MarineMax *	28,900	903
		903
Media 3.3%
ADVO	1,125,000	35,831
Catalina Marketing	1,100,000	27,951
Cox Radio, Class A *	1,000,000	15,750
Entercom Communications *	1,000,000	33,290
Radio One, Class D *	1,400,000	17,878
Regent Communications *	1,750,000	10,273
Spanish Broadcasting, Class A *†	2,250,000	22,477
TiVo *	1,000,000	6,680
XM Satellite Radio Holdings, Class A *	850,000	28,611
		198,741
Multiline Retail 0.9%
Tuesday Morning †	1,650,000	52,008
		52,008
Specialty Retail 6.1%
AC Moore Arts & Crafts *†	1,000,000	31,610
AnnTaylor Stores *	1,050,000	25,494
Christopher & Banks †	2,000,000	36,520
DSW, Class A *	85,000	2,121
Hot Topic *	750,000	14,340
Linens 'n Things *	600,000	14,196
O'Reilly Automotive *	3,600,000	107,316
Pantry *	750,000	29,047
Petco *	1,675,000	49,111
Select Comfort *	500,000	10,715
The Finish Line, Class A †	1,750,000	33,110
Zumiez *	290,000	8,454
		362,034
Textiles, Apparel, & Luxury Goods 0.3%
Columbia Sportswear *	400,000	19,756
		19,756
Total Consumer Discretionary		1,667,786

ENERGY 5.4%
Energy Equipment & Services 4.3%
BJ Services	300,000	15,744
Cooper Cameron *	250,000	15,513
FMC Technologies *	1,500,000	47,955
Grant Prideco *	1,600,000	42,320
Helmerich & Payne	500,000	23,460
Hydril *	531,000	28,860
Key Energy Services *	1,500,000	18,150
National Oilwell Varco *	584,520	27,788
Smith International	200,000	12,740
W-H Energy Services *	784,000	19,545
		252,075
Oil, Gas & Consumable Fuels 1.1%
Bill Barrett *	650,000	19,227
Cimarex Energy *	550,000	21,400
Encore Acquisition *	620,000	25,420
		66,047
Total Energy		318,122

FINANCIALS 6.9%
Capital Markets 2.7%
Affiliated Managers Group *	550,000	37,581
GFI Group *	108,400	3,859
Greenhill	250,000	10,128
Investors Financial Services	329,500	12,462
Legg Mason	525,000	54,658
National Financial Partners	550,000	21,527
optionsXpress Holdings	260,000	3,952
Waddell & Reed Financial, Class A	750,000	13,875
		158,042
Commercial Banks 1.3%
Boston Private Financial	350,000	8,820
Signature Bank *	114,200	2,787
SVB Financial Group *	266,000	12,741
Texas Capital Bancshares *	600,000	11,844
UCBH Holdings	2,400,000	38,976
		75,168
Consumer Finance 0.7%
Advance America Cash Advance Centers	918,000	14,688
First Marblehead *	500,000	17,530
Moneygram International	500,000	9,560
		41,778
Diversified Financial Services 0.7%
CapitalSource *	2,000,000	39,260
International Securities Exchange *	182,000	4,570
		43,830
Insurance 1.3%
Direct General	500,000	9,305
Hub International	400,000	7,796
Infinity Property & Casualty	950,000	33,136
MaxRe Capital	1,000,000	22,900
Universal American Financial *	270,000	6,107
		79,244
Thrifts & Mortgage Finance 0.2%
Delta Financial	1,000,000	9,510
		9,510
Total Financials		407,572

HEALTH CARE 20.0%
Biotechnology 6.4%
Abgenix *	950,000	8,151
Acadia Pharmaceuticals *†	1,312,221	11,022
Acadia Pharmaceuticals, Warrants, 4/1/10 †‡	520,000	33
Alexion Pharmaceutical *	764,000	17,603
Alkermes *	1,700,000	22,474
Amylin Pharmaceuticals *	625,000	13,081
Cephalon *	700,000	27,867
Cubist Pharmaceuticals *	1,000,000	13,170
Cytokinetics *	150,000	1,043
deCode genetics *	1,700,000	15,963
Diversa *	1,400,000	7,294
EXACT Sciences *	400,000	912
Exelixis *	1,350,000	10,030
Eyetech Pharmaceuticals *	270,000	3,413
Human Genome Sciences *	800,000	9,264
Incyte Genomics *	400,000	2,860
Keryx Biopharmaceuticals *	275,000	3,630
Kosan Biosciences *	450,000	2,376
Lexicon Genetics *	1,000,000	4,940
Martek Biosciences *	450,000	17,077
Memory Pharmaceuticals *	300,000	555
Momenta Pharmaceuticals *	1,000,000	19,770
Myogen *	781,300	5,461
Myogen, Warrants, 9/29/09 *‡	113,000	0
Myriad Genetics *	1,000,000	15,650
Neurocrine Biosciences *	1,000,000	42,060
NPS Pharmaceuticals *	1,000,000	11,350
Protein Design Labs *	350,000	7,073
Rigel Pharmaceuticals *	400,000	7,968
Senomyx *	1,000,000	16,510
Serologicals *	250,000	5,313
Threshold Pharmaceuticals *	345,000	2,846
Transkaryotic Therapies *	250,000	9,145
Trimeris *	625,000	6,238
Vertex Pharmaceuticals *	1,200,000	20,208
Vicuron Pharmaceuticals *	400,000	11,160
ViroPharma *	600,000	4,170
		377,680
Health Care Equipment & Supplies 1.0%
Advanced Neuromodulation Systems *	300,000	11,904
Analogic	120,000	6,038
Conor Medsystems *	125,000	1,919
Endologix *	682,500	3,078
Greatbatch *	400,000	9,560
Integra LifeSciences *	544,100	15,888
Regeneration Technologies *	100,000	626
Symmetry Medical *	75,000	1,765
Wright Medical Group *	250,000	6,675
		57,453
Health Care Providers & Services 11.4%
Advisory Board *	692,000	33,728
Community Health System *	1,000,000	37,790
Coventry Health Care *	1,275,000	90,206
DaVita *	2,650,000	120,522
HealthStream *†	2,405,000	9,332
Henry Schein *	3,800,000	157,776
LabOne *	300,000	11,943
Omnicare	3,000,000	127,290
Symbion *	500,000	11,925
United Surgical Partners International *	350,000	18,228
VCA Antech *	1,600,000	38,800
WellChoice *	300,000	20,841
		678,381
Pharmaceuticals 1.2%
Atherogenics *	850,000	13,583
Inspire Pharmaceuticals *	1,200,000	10,104
Medicines Company *	800,000	18,712
MGI Pharma *	100,000	2,176
Nektar Therapeutics *	300,000	5,052
Noven Pharmaceuticals *	375,000	6,555
Taro Pharmaceuticals *	210,000	6,105
Theravance *	471,183	8,010
		70,297
Total Health Care		1,183,811

INDUSTRIALS & BUSINESS SERVICES 11.4%
Aerospace & Defense 1.4%
Armor Holdings *	850,000	33,668
HEICO, Class A	700,000	12,614
Mercury Computer Systems *	350,000	9,580
Moog, Class A *	10,700	337
MTC Technologies *	200,000	7,366
Triumph Group *	500,000	17,380
		80,945
Air Freight & Logistics 0.1%
EGL *	300,000	6,096
		6,096
Commercial Services & Supplies 5.4%
Corporate Executive Board	798,800	62,570
CRA International *	157,700	8,492
First Advantage, Class A *	173,940	4,055
Intersections *	400,000	4,676
Kenexa *	360,000	4,752
Korn/Ferry *	687,800	12,208
Mobile Mini *†	1,100,000	37,928
Navigant Consulting *	1,096,100	19,357
Resources Global Professionals *	1,300,000	30,199
School Specialty *†	1,500,000	69,750
Tetra Tech *	900,000	12,177
Waste Connections *	1,400,000	52,206
		318,370
Industrial Conglomerates 1.2%
Roper Industries	1,000,000	71,370
		71,370
Machinery 2.4%
Actuant, Class A *†	1,450,000	69,513
Oshkosh Truck	950,000	74,366
		143,879
Trading Companies & Distributors 0.9%
Interline Brands *	567,900	11,245
MSC Industrial Direct	1,000,000	33,750
United Rentals *	400,000	8,084
		53,079
Total Industrials & Business Services		673,739

INFORMATION TECHNOLOGY 21.5%
Communications Equipment 1.2%
ADTRAN	1,300,000	32,227
F5 Networks *	125,000	5,904
Foundry Networks *	1,000,000	8,630
Harmonic *	800,000	3,864
Packeteer *	800,000	11,280
Tekelec *	300,000	5,040
		66,945
Electronic Equipment & Instruments 1.6%
Cogent *	295,000	8,422
Daktronics	150,000	3,002
DTS *	700,000	12,481
Molex	100,000	2,604
National Instruments	850,000	18,020
Orbotech *	825,000	17,729
Scansource *	300,000	12,882
Trimble Navigation *	550,000	21,434
		96,574
Internet Software & Services 2.1%
Autobytel *	1,500,000	7,245
CNET Networks *	2,000,000	23,480
Digital Insight *	1,350,000	32,292
Digital River *	331,300	10,519
Digitas *	70,200	801
HouseValues *	350,000	6,328
Marchex, Class B *	600,000	9,024
MatrixOne *	1,250,000	6,250
Sina *	750,000	20,925
The Knot *†	1,291,792	8,590
		125,454
IT Services 2.8%
BISYS Group *	800,000	11,952
Certegy	1,300,000	49,686
Global Payments	500,000	33,900
Maximus	350,000	12,351
Paychex	100,000	3,254
RightNow Technologies *	1,000,000	12,020
SkillSoft ADR *	3,500,000	12,075
SRA International, Class A *	200,000	6,944
TALX Corporation	825,000	23,851
		166,033
Semiconductor & Semiconductor Equipment 6.5%
Advanced Energy Industries *	800,000	6,288
Altera *	600,000	11,892
AMIS Holdings *	1,424,075	18,997
Analog Devices	750,000	27,982
Atheros Communications *	500,000	4,030
ATMI *	1,084,300	31,456
Cabot Microelectronics *	300,000	8,697
CEVA *	350,000	2,051
Cognex	200,000	5,238
Credence Systems *	1,000,000	9,050
Cymer *	1,050,000	27,667
Cypress Semiconductor *	825,000	10,387
FEI *	782,750	17,855
Integrated Circuit Systems *	1,200,000	24,768
Intersil Holding, Class A	1,150,000	21,586
Intevac *	1,000,000	10,470
Lattice Semiconductor *	1,700,000	7,548
Linear Technology	200,000	7,338
Maxim Integrated Products	750,000	28,657
Micrel *	673,100	7,754
Microsemi *	300,000	5,640
MKS Instruments *	1,000,000	16,890
PDF Solutions *	526,700	6,910
PMC-Sierra *	2,000,000	18,660
Semtech *	950,000	15,818
Silicon Laboratories *	550,000	14,416
Virage Logic *	558,200	5,749
Xilinx	500,000	12,750
		386,544
Software 7.3%
Activision *	2,250,000	37,170
Agile Software *†	2,900,000	18,270
Altiris *†	1,450,000	21,286
Cadence Design Systems *	500,000	6,830
Convera *	1,500,000	7,320
FactSet Research Systems	750,000	26,880
FileNet *	975,000	24,511
Jack Henry & Associates	1,925,000	35,247
Kronos *	850,000	34,331
Macromedia *	300,000	11,466
McAfee *	1,000,000	26,180
Mercury Interactive *	650,000	24,934
Motive *	1,054,700	10,473
NAVTEQ *	683,800	25,424
NetIQ *	1,900,000	21,565
Open Solutions *†	1,125,100	22,851
Quest Software *	980,400	13,363
Red Hat *	1,450,000	18,995
RSA Security *	725,000	8,323
Salesforce.com *	650,000	13,312
THQ *	225,994	6,615
Verint Systems *	100,000	3,216
Verity *	1,450,000	12,717
		431,279
Total Information Technology		1,272,829

MATERIALS 0.6%
Chemicals 0.6%
Airgas	400,000	9,868
Symyx Technologies *	1,000,000	27,980
Total Materials		37,848

TELECOMMUNICATION SERVICES 4.9%
Diversified Telecommunication Services 0.0%
CallWave *	95,400	477
		477
Wireless Telecommunication Services 4.9%
Alamosa Holdings *	450,000	6,255
Crown Castle International *	1,750,000	35,560
Nextel Partners, Class A *	2,850,000	71,735
NII Holdings, Class B *	2,225,000	142,266
SBA Communications *	300,000	4,050
Ubiquital *	450,000	3,672
US Unwired, Class A *	2,500,000	14,550
Wireless Facilities *	2,000,000	12,660
		290,748
Total Telecommunication Services		291,225
Total Common Stocks (Cost $3,481,199)		5,852,932

CONVERTIBLE PREFERRED STOCKS 0.0%

Control Delivery Systems, Series A *‡	74,432	1,000
Total Convertible Preferred Stocks (Cost $4,000)		1,000

SHORT-TERM INVESTMENTS 1.3%

Money Market Fund 1.3%
T. Rowe Price Reserve Investment Fund, 3.14% #†	78,051,710	78,052
Total Short-Term Investments (Cost $78,052)		78,052

Total Investments in Securities
100.1% of Net Assets (Cost $3,563,251)		$5,931,984

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
ADR	American Depository Receipts

†Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment		Value
Affiliate	Cost	Cost	Income	6/30/05	12/31/04
AC Moore Arts & Crafts	$-	$-	$-	$31,610	$28,810
Acadia Pharmaceuticals	4,196	-	-	11,022	*
Acadia
Pharmaceuticals,
Warrants 4/1/10	-	-	-	33	*
Actuant	7,967	-	-	69,513	65,970
Agile Software	-	1,095	-	18,270	24,510
Altiris	17,024	-	-	21,286	*
Christopher & Banks	-	-	160	36,520	36,900
Convera	-	-	-	**	6,990
Endologix	3,477	-	-	**	4,661
HealthStream	-	-	-	9,332	6,445
Keryx
Biopharmaceuticals	2,750	-	-	**	3,182
META Group	-	10,228	-	**	3,784
Mobile Mini	-	-	-	37,928	36,344
Multimedia Games	-	41,385	-	-	35,460
Myogen	5,436	-	-	**	5,770
Myogen, Warrants
9/29/09	14	-	-	**	31
Open Solutions	16,691	-	-	22,851	*
School Specialty	-	-	-	69,750	57,840
Spanish Broadcasting	-	2,672	-	22,477	26,400
The Finish Line	-	6,429	94	33,110	40,260
The Knot	-	218	-	8,590	6,818
Tuesday Morning	-	5,255	-	52,008	64,323
Investment Fund	¤	¤	496	78,052	89,845
Totals			$1,836	$947,840	$990,815

*	The issuer was not considered an affiliated company at December 31, 2004.
**	The issuer was not considered an affiliated company at June 30, 2005.
¤	Purchase and sale information not shown for cash management funds.

‡Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities
(excluding 144A issues) at period-end amounts to $1,033 and represents 0.0% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
Acadia Pharmaceuticals, Warrants, 4/1/10	4/20/05	$0
Control Delivery Systems, Series A	8/9/00	4,000
Myogen, Warrants, 9/29/09	9/29/04	14
Totals		$4,014

The fund has registration rights for certain restricted securities held as of June 30, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $373,065)	$522,352
Non-affiliated companies (cost $3,190,186)	5,409,632

Total investments in securities	5,931,984
Cash	161
Dividends receivable	686
Receivable for investment securities sold	15,222
Receivable for shares sold	7,210

Total assets	5,955,263

Liabilities
Investment management fees payable	3,170
Payable for investment securities purchased	15,824
Payable for shares redeemed	9,033
Due to affiliates	754
Other liabilities	799

Total liabilities	29,580

NET ASSETS	$5,925,683

Net Assets Consist of:
Undistributed net investment income (loss)	$(16,960)
Undistributed net realized gain (loss)	93,735
Net unrealized gain (loss)	2,368,733
Paid-in-capital applicable to 196,312,264 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized	3,480,175

NET ASSETS	$5,925,683

NET ASSET VALUE PER SHARE	$30.18

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Dividend income	$7,083

Expenses
Investment management	18,501
Shareholder servicing	5,205
Custody and accounting	152
Prospectus and shareholder reports	110
Registration	34
Proxy and annual meeting	22
Legal and audit	19
Directors	8
Miscellaneous	5

Total expenses	24,056
Expenses paid indirectly	(13)

Net expenses	24,043

Net investment income (loss)	(16,960)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Non-affiliated securities	153,772
Affiliated securities	(11,060)

Net realized gain (loss)	142,712
Change in net unrealized gain (loss) on securities	58,550

Net realized and unrealized gain (loss)	201,262

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$184,302

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(16,960)	$(35,196)
Net realized gain (loss)	142,712	206,546
Change in net unrealized gain (loss)	58,550	706,297

Increase (decrease) in net assets from operations	184,302	877,647

Capital share transactions *
Shares sold	442,508	924,288
Shares redeemed	(442,045)	(1,016,093)

Increase (decrease) in net assets from capital
share transactions	463	(91,805)

Net Assets
Increase (decrease) during period	184,765	785,842
Beginning of period	5,740,918	4,955,076

End of period	$5,925,683	$5,740,918

(Including undistributed net investment income (loss) of
$(16,960) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	15,349	35,289
Shares redeemed	(15,397)	(38,713)

Increase (decrease) in shares outstanding	(48)	(3,424)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $226,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $628,675,000 and $707,263,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $28,637,000 of realized losses recognized for financial reporting purposes in the year ended December 31, 2004 were recognized for tax purposes on January 1, 2005. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $20,340,000 of unused capital loss carryforwards which expire in 2010.

At June 30, 2005, the cost of investments for federal income tax purposes was $3,563,251,000. Net unrealized gain aggregated $2,368,733,000 at period-end, of which $2,634,431,000 related to appreciated investments and $265,698,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $42,000 for Price Associates, $967,000 for T. Rowe Price Services, Inc., and $2,828,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $86,000 for shareholder servicing costs related to the college savings plans, of which $63,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 1.2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $358,000 of Spectrum Funds’ expenses, of which $260,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 6.9% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 188,747 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005